Vanguard Wellesley® Income Fund

Summary Prospectus

January 25, 2013

Investor Shares & Admiral™ Shares

Vanguard Wellesley Income Fund Investor Shares (VWINX)
Vanguard Wellesley Income Fund Admiral Shares (VWIAX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
January 25, 2013, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term growth of income and a high and sustainable level of current income, along with moderate long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares		Admiral Shares
Sales Charge (Load) Imposed on Purchases	None		None
Purchase Fee	None		None
Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fee	None		None
Account Service Fee (for fund account balances below $10,000)	$20	/year	$20	/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares		Admiral Shares
Management Expenses	0.22%		0.16%
12b-1 Distribution Fee	None		None
Other Expenses	0.03%		0.02%
Total Annual Fund Operating Expenses	0.25%		0.18%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$26	$80	$141	$318
Admiral Shares	$18	$58	$101	$230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33%.

Primary Investment Strategies

The Fund invests approximately 60% to 65% of its assets in investment-grade fixed income securities that the advisor believes will generate a reasonable level of current income, including corporate, U.S. Treasury, and government agency bonds, as well as mortgage-backed securities. The remaining 35% to 40% of Fund assets are invested in common stocks of companies that have a history of above-average dividends or expectations of increasing dividends.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund’s overall level of risk should be low to moderate.

• With approximately 60% to 65% of its assets allocated to bonds, the Fund is proportionately subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• With approximately 35% to 40% of its assets allocated to stocks, the Fund is proportionately subject to stock risks: stock market risk, which is the chance that stock prices overall will decline, and investment style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. Value stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and a composite bond/stock index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Wellesley Income Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 10.15% (quarter ended September 30, 2009), and the lowest return for a quarter was –6.69% (quarter ended March 31, 2009).

Average Annual Total Returns for Periods Ended December 31, 2012
	1	Year	5 Years	10 Years
Vanguard Wellesley Income Fund Investor Shares
Return Before Taxes	10.06%		6.91%	7.19%
Return After Taxes on Distributions	8.88		5.60	5.80
Return After Taxes on Distributions and Sale of Fund Shares	7.07		5.28	5.54
Vanguard Wellesley Income Fund Admiral Shares
Return Before Taxes	10.10%		6.98%	7.29%
Comparative Indexes
(reflect no deductions for fees, expenses, or taxes)
Barclays U.S. Credit A or Better Bond Index	8.21%		6.76%	5.55%
Wellesley Income Composite Index	9.88		5.67	6.91

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
Wellington Management Company, LLP

Portfolio Managers

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management. He has managed the fixed income portion of the Fund since 2008.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed the equity portion of the Fund since 2007.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$50,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Wellesley Income Fund Investor Shares—Fund Number 27
Vanguard Wellesley Income Fund Admiral Shares—Fund Number 527

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SP 27 032013